INCUBATION SERVICES AGREEMENT

This INCUBATION SERVICES AGREEMENT ("Agreement") is made and entered into on June 16, 2000 (the "Effective Date") by and between Sullivan Park LLC, a California limited liability company and wholly owned subsidiary of VirtualSellers.com, Inc., an Illinois corporation (the "Company"), and LitOptions.com, Inc., a Delaware corporation (the "Client").

     WHEREAS, the Company provides business and technology incubation services, including business development, strategic and corporate finance advice and the design, development, hosting and maintenance of websites for use on the World Wide Web portion of the Internet; and

     WHEREAS, the Client wishes to engage the Company to provide its services to the Client in accordance with the terms and conditions set forth in this Agreement; and

     WHEREAS, in exchange for receiving the Company's services, the Client wishes to offer the Company an equity interest in the Client as more particularly described in this Agreement (as hereinafter defined, the "Securities") as well as monetary compensation; and

     WHEREAS, the offering of the Securities has not and will not be registered with the Securities and Exchange Commission (the "SEC") under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon, as the case may be, one or more exemptions afforded by the Securities Act and/or the Rules and Regulations promulgated by the SEC thereunder which may be selected by the Client in its sole discretion (collectively and severally, the "Federal Exemptions"); and

     WHEREAS, the offering of the Securities has not and will not be registered or qualified, as the case may be, with any state or territorial securities regulatory agency in reliance upon exemptions from registration or qualification (collectively and severally, the "State Exemptions") afforded by the securities laws of the state or territory the Client resides in; and

     WHEREAS, in connection with the offer and sale of the Securities, the Client desires to document certain facts pertinent to the Client's records, including that the offer and sale of the Securities to Contractor complies with the requirements of the Federal Exemptions and the State Exemptions which Client elects to rely upon (collectively and severally, the "Applicable Securities Exemptions").

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this Agreement (hereinafter collectively, "parties" and individually, a "party") agree as follows:

     1. Certain Definitions. The following capitalized terms, as used herein, have the following meanings.

     "Beta  Client Website" has the meaning assigned to it in Schedule A hereto;

     "Business Development Services" has the meaning ascribed to it in Section 5(a) hereto;

     "Business Plan" means the Client's business plan pursuant to the business plan deliverable as indicated in Section 6(a) hereto;

     "Business Plan Revision" means the revised version of the Business Plan accepted by the Client as indicated in Section 6(a) hereto;

     "Client Content" means all works that are the subject matter of intellectual property rights owned, controlled, or licensed by the Client and that the Client approves for use or inclusion in the Client Website, Database (as defined in Section 3(b) hereto) or other Deliverable (as defined in Section 6(a)(i) hereto), including but not limited to any and all concepts, ideas, graphics, photographs, sound recordings, audiovisual works, software, musical compositions, literary material, trademarks, service marks, trade names, logos, and other proprietary designations, but does not include any Third Party Materials (hereinafter defined);

     "Client Website" means the Internet website and all underlying elements thereof, including Software and Content, designed and developed by Company for the Client pursuant to the Website Specifications;

     "Content" includes all text, images, video audio and other elements that are available to be viewed by browsers of the Client Website, including Client Content;

     "Database"  has  the  meaning  ascribed  to  it  in  Section  3(b)  hereto;

     "Database  Services" has the meaning ascribed to it in Section 3(b) hereto;

     "Development" means all of the Client Website development services under this Agreement, including Website Development Services, Database Services and Business Development Services;

     "Escrow Agreement" means the agreement for the escrow of the Securities for dispersal under the terms of Section 7(e) and attached in its entirety as Schedule D hereto;

     "Final Business Plan" means the professional, finalized version of the Business Plan accepted by the Client as indicated in Section 6(a) hereto;

     "Final Client Website" means the final Client Website pursuant to the Specifications in Schedule A hereto;

     "Final Specification" means the Functional Specification, Technical Specification, and all other relevant documentation that describes the full scope of the Services to be rendered hereunder;

     "Functional Specification" means a formal, functional blueprint that describes the software system required to build and implement the Client Website, as well as the user interface for the Client Website;

     "Funding" means receipt of capital investment from one or more sources in satisfaction of capital requirements as specified in the Final Business Plan;

     "Host  Services"  means the hosting of the Client Website on the Host Site;

     "Host Site" means the on-line server location, software and communications equipment required to provide the technical infrastructure for hosting the Client Website;

     "Intellectual Property Rights" means all patents, patent applications and registrations, trade-marks, trade-mark applications and registrations, copyrights, copyright applications and registrations, domain names and domain name registrations, uniform resource locators, Trade Secrets, trade names and industrial designs, domestic or foreign, whether arising by statute or common law;

     "Key Fields" means the subject boxes that are located on the Database's data entry screen that require manual or automatic entering of data before being submitted into the Database's archive;

     "Maintenance Services" has the meaning ascribed to it in Section 4(a) hereto;

     "Pre-existing Materials" means technical information related to computer software technology in any form which is identified in the Final Specification that the Company has developed prior to the Effective Date;

     "Residuals" means technical information related to computer software technology in non-tangible form, which may be retained in the unaided memory of persons who have had access to one or more Deliverables, the Client Website or the Specifications, including ideas, concepts, know-how or techniques contained therein, which do not specifically relate to business requirements and confidential information of Client and/or Client Website, but have other, general applications;

     "Services" means the Business Development Services, Database Services, Host Services and Website Development Services;

     "Software" means all computer software programs that are necessary to operate or that are incorporated into the Client Website, including all source code, object code, compilers, libraries, tools and user interfaces;

     "Specifications" means those specifications for the Client Website more particularly set forth in Schedule A hereto;

     "Stock Assignment" means the agreement for the assignment of the Securities into escrow under the terms of Section 7(e), pursuant to the Escrow Agreement, and attached in its entirety as Schedule E hereto;

     "Technical Specification" means the formal technical description of the software and hardware system, including network infrastructure and Database Services that are required to develop and implement the Client Website, which includes a precise definition of the lay-out of the system structure, and the relational dynamics between the relevant hardware, software and Internet connectivity required for the Client Website;

     "Trade Secrets" means information that is used or may be used in business or for any commercial advantage, derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use, is the subject of reasonable efforts to prevent it from becoming generally known, and the disclosure of which would result in harm or improper benefit; and

     "Website Development Services" has the meaning ascribed to it in Section 3(a) hereto.

     2.     Term  and  Termination
            ----------------------

          a. This Agreement commences on the Effective Date and shall continue in full force and effect for a period of one year thereafter (the
"Initial Term"), unless sooner terminated in accordance with the provisions hereof.

          b. This Agreement may be terminated as follows: (i) at any time upon agreement between the parties in writing; (ii) by the Client without cause upon giving not less than 90 days written notice to the Company, together with payment of any outstanding Fees (hereinafter defined) and an amount equal to all Fees that shall, in the ordinary course of the Agreement, become due and payable by the Client during the period after delivery of such notice and the effective date of termination specified therein; (iii) by either party at any time without prior notice to the other party if the other party is in breach or default of any of its covenants, obligations or agreements hereunder, which breach or default continues for a period of ten (10) days following written notification from the nondefaulting party of such breach or default and such breach or default has not been fully and effectively remedied within such ten (10) day period; or (iv) by the Company at any time without prior notice to the Client if the Client becomes bankrupt or if a receiver or receiver-manager is appointed over the Client or its assets or if the Client makes any proposal to its creditors or is otherwise insolvent or ceases carrying on business.

          c. Upon the effective date of termination or expiration of this Agreement for any reason, without prejudice to any other rights which the parties may have, and subject to the provisions of this Section: (i) the Company shall immediately discontinue the delivery of all Deliverables (hereinafter defined) and Business Development Services under this Agreement;
(ii) the Company shall retain the Fees (hereinafter defined) and all other payments made to it up to the effective date of termination as payment in full in respect of the Business Development Services in which such payments were made; (iii) the Company shall retain the Securities free and clear of any claim by the Client or any of its directors, officers or other shareholders; and (iv) if and only if the Company is not the defaulting party, the Client shall pay to the Company the full amount of any outstanding Fees and expenses as well as such other expenses reasonably incurred by the Company arising from the termination, including charges that the Company incurs in terminating subcontracts. Upon payment in full of all monies owing to it under this Agreement, the Company shall deliver to the Client free and clear of any and all encumbrances an electronic copy of all Deliverables completed or under development as at the effective date of termination.

          d. If the Company is providing Maintenance Services and Host Services at the effective date of termination, then it shall use reasonable efforts to identify and assist the Client in acquiring a license or other right to use software that will enable the Client to continue the operation of the Client Website apart from the Host Site (such efforts are herein called "Transition Assistance"), except that the Company does not represent or warrant or covenant that the Client Website will continue to function uninterrupted during the transition from the Host Site or that such other software will provide the same level of functionality as the Client Website was able to achieve while on the Host Site. As part of its Transition Assistance, the Company will use reasonable, good faith efforts to negotiate a non-exclusive, limited license for the Client to continue the use of any Pre-existing Materials (or a portion thereof) integrated into or forming part of the Client Website on the effective date of termination, solely in connection with the Client Website and for no other purpose. If the Company is providing Maintenance Services and Host Services at the effective date of termination, then for a period of ninety
(90) days following the termination of this Agreement, it shall use reasonable efforts to provide Maintenance Services and Host Services to enable the Client to maintain the capability of the Client Website to effect electronic commerce transactions, provided that the Company does not represent or warrant or covenant that the Client Website will continue to have such functionality or ability during such ninety (90) day period. If the Company provides such Services to the Client during such ninety (90) day period, then the Client will pay for such Services at the Company's then-current commercial rates for providing same.

     3.     Website  Development  Services  and  Database  Services
            -------------------------------------------------------

          a. The Client engages the Company as an independent contractor to design, develop, host and maintain the Client Website, as more particularly described in Schedule A, attached hereto and incorporated herein by reference (the "Website Development Services"). The Client Website shall be designed in such a way to ensure that it is portable to another host if the Client decides at any time to use a hosting service other than the Company. The Client Website shall conform to the functional specifications provided by the Company and approved by the Client as described in Schedule A.

          b. The Company shall develop a database application, which will be used in connection with the Client Website for purposes of collecting and storing content contributed to the Client Website, as more particularly described in Schedule A (the "Database" or "Database Services," as appropriate).

          c. The Company's performance of the Website Development and Database Services shall be subject to the Client's approval, as set forth in
Section  6(a).

     4.     Maintenance  Services  and  Hosting  Services
            ---------------------------------------------

          a. During the Term of this Agreement, the Company shall provide maintenance services for the Client Website, as described in Schedule A (the "Maintenance Services"). At a minimum, Maintenance Services shall include (i) hosting of one mirrored image of the Client Website on a backup server, supplied with backup power supply, for use in the even of a server crash, power outage, maintenance, service or other improvements; (ii) updating the Client Website promptly after delivery of new Content by the Client and promptly deleting any content as the Client directs; (iii) providing monthly usage reports as described more fully below; (iv) monitoring search engines to determine the level of activity on the Client Website; and (v) using reasonable efforts to promptly correct any errors, defects, bugs, viruses, design flaws or other malfunctions in the Client Website. The Client acknowledges and agrees that, despite the use of reasonable efforts by the Company, it may not be possible to correct any or all errors, defects, bugs, viruses, design flaws or other malfunctions in the Client Website.

          b. During the Term of this Agreement, the Company shall provide to the Client on a monthly basis usage reports that include, at a minimum: (i) total number of hits to the Client Website's homepage; (ii) total number of hits on all Client Website pages; (iii) total number of impressions and click-throughs for various services; (iv) aggregate statistical and demographic consumer activity information, including, by way of example, but not limitation, data on genres of interest to aggregated subscribed groups; and (v) to the extent subright-holder searches are conducted on the Client Website, total number of subright-holder searches abandoned and completed.

          c. Additionally, the Company will effectuate the registration of the domain name(s) for the Client Website as set forth in Schedule B (the "Domain Name Registration(s)") unless the domain name(s) have already been registered by the Client, in which case the Client will work with the Company to appropriately transfer the domain name(s) to the Host Site. The Client shall pay the third party fees due to the domain name registries for Domain Name Registration(s) to be effectuated under this Section 4(c) and maintained throughout the Term.

     5.     Business  Development  Services
            -------------------------------

          a. The Company hereby agrees to provide the Client with consulting services including business development, strategic and corporate finance advice, as more particularly described in Schedule C, attached hereto and incorporated herein by reference (the "Business Development Services"). In accordance with Schedule C and to the degree that such Schedule C does not include deadlines for deliveries on certain Business Development Services, Business Development Services will be undertaken by the Company on an ad hoc basis pursuant to the instructions of the Client from time to time provided to and agreed upon in writing the Company.

          b. It is understood and agreed that the Company's Business Development Services may include advice and recommendations, but all decisions made in connection with the implementation of such advice and recommendations shall be the responsibility of, and made by the Client.

     6.     Performance  of  Services
            -------------------------

          a.     Website  Development  and  Other  Services
                 ------------------------------------------

               (i) The Company shall deliver: (1) the Functional Specification by July 7, 2000; (2) the Business Plan Revision by July 14, 2000;
(3) the Technical Specification by July 21, 2000; (4) the Final Specification by July 28, 2000; (5) the Final Business Plan by July 28, 2000; (6) the Beta Client Website by August 11, 2000; and (7) the Final Client Website by August 25, 2000 (and together with the Functional Specification, the Business Plan Revision, the Technical Specification, the Final Specification, the Final Business Plan, and the Beta Client Website, the "Deliverables"). The Client shall have the right to review and approve each Deliverable in accordance with this Section 6(a). Such review and approval shall be for the sole purpose of determining whether a Deliverable complies with the respective requirements for such Deliverable contained in the Business Plan, and in any applicable specifications and functions as expected. Approval shall be granted in the Client's sole discretion, which shall not be unreasonably withheld.

               (ii) The Company shall provide the Client's designated representative written notice of completion upon delivery to the Client of a Deliverable. The Client shall complete its review of a Deliverable in not more than five (5) business days after delivery thereof to the Client (the "Review Period") and shall, within the Review Period, provide either: (i) approval of the Deliverable or (ii) a written statement identifying in reasonable detail, with reference to the requirements of applicable specifications, deficiencies in such Deliverable (collectively, the "Deficiencies"). Notwithstanding the foregoing, approval of a Deliverable shall be deemed given if the Client has not provided its approval or notice of Deficiencies in writing for such Deliverable within the Review Period (or any applicable subsequent Review Period in the case of a Deficiency). The parties agree that timely performance with respect to the Review Period is critical to enable them to meet their respective schedules and commitments in this Agreement.

               (iii) The Company shall have ten (10) business days after receipt of the Company's statement of Deficiencies to correct such Deficiency; provided, however, that to the extent that a Deficiency is not capable of being corrected within ten (10) business days, the Company shall prepare and deliver a remedial plan for approval by the Client, which approval shall not be unreasonably withheld (the "Remedial Plan"). The Client shall have ten (10) business days after delivery of the modified and corrected Deliverable to complete a review of the modifications and corrections made in response to the statement of Deficiencies and to notify the Company in writing of acceptance or rejection of the Deliverable in the manner set forth above. In the event that a Deficiency is not corrected within a reasonable period of time, in addition to seeking any other remedies available to the Client, the Client may terminate this Agreement, and the Company shall promptly refund to the Client an amount equal to that portion of any fee paid to the Company with respect to the development of the Deliverable giving rise to the Deficiency.

               (iv) Notwithstanding the foregoing provisions of this Section 6(a), the Company shall not be responsible for any Deficiency in a Deliverable to the extent such Deficiency is contributed to by the Client or by third parties (excluding the Company's independent contractors or others acting on behalf of the Company).

               (v) The Company shall be entitled to rely upon any approval (or deemed approval) by the Client for purposes of all subsequent stages of the Company's performance under the Agreement.

               (vi) "Final Acceptance" shall occur on the date that the Client provides the Company written notice of such acceptance, which shall be provided within five (5) business days of the date on which the Company submits to the Client's designated representative written notice that the Deliverables, as a whole, fully comply with the applicable specifications. Final Acceptance shall be deemed given if the Client has not provided its approval or notice of Deficiencies in writing for such Deliverable within the Review Period (or any applicable subsequent Review Period in the case of a Deficiency).

          b. Business Development Services. In addition to the representations and warranties provided in Section 14, the Company represents and warrants that all Business Development Services provided hereunder shall be performed in a professional and workmanlike manner. All Business Development Services to be rendered hereunder shall be deemed accepted by the Client unless the Client provides written notice of rejection to the Company within thirty
(30) days of performance. If, during the term hereof, the Client believes that there is a breach of the foregoing warranty, the Client will notify the Company, in writing, setting forth the nature of such claimed breach. The Company shall promptly investigate such claim of breach and advise the Client of the Company's planned corrective action, if any. If the Company determines in good faith that there has been a breach, then it shall promptly cure such breach by providing additional Business Development Services or taking such other action as may be reasonably required to correct such breach of warranty at no additional charge to the Client. If the Company is unable to correct any such breach of the foregoing warranty within thirty (30) days after notice of such breach, the Client shall be entitled, at its option, to a refund or credit of professional fees paid to the Company with respect to the Business Development Services giving rise to such breach. The foregoing remedy shall be the only remedy of the Client in the event of a breach of the representations and warranties contained in this Section.

          c. The Company Personnel. The Company shall designate the personnel to perform the Business Development Services subject to the Client's approval, which approval shall not be unreasonably withheld. The Client may reasonably request removal of any employee or subcontractor of the Company and in such event, the Client shall provide notice thereof to the Company specifying in reasonable detail the basis of the request and in the even that the Client wishes the Company to provide a replacement employee, the Company will use commercially diligent efforts to provide a replacement as soon as reasonably practicable. The Client shall not unreasonably or unlawfully invoke its rights hereunder.

          d. Subcontracting. The Website Development Services, Database Services and Maintenance Services to be rendered hereunder shall be performed by the Company, but such Services may be subcontracted to and performed by third parties on behalf of the Company without prior written consent of the Client; provided, however, that nothing herein shall relieve the Company of its obligations hereunder.

     7.     Issuance  of  Securities  to  Contractor  as  Partial  Compensation
            -------------------------------------------------------------------

          a. Subject to the Company executing and delivering this Agreement, and as compensation for performance of the Services hereunder, the Client shall authorize and issue 162,105 shares of common stock of the Client, $0.0001 par value (the "Securities") to the Company.

          b. The Company recognizes that the Securities will not be registered under the Securities Act or registered or qualified under the securities laws of any state or other jurisdiction, the transfer of the Securities will be restricted under such laws, and the Securities cannot be sold except pursuant to an effective registration statement under such laws or in reliance upon Applicable Securities Exemptions. Each certificate representing the Securities shall bear the following legend in addition to any other legend that may be required from time to time under applicable law or pursuant to any other contractual obligation:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE OR TRANSFER IN CONNECTION WITH ANY DISTRIBUTION THEREOF. NO SALE OR TRANSFER OF THE SECURITIES MAY BE MADE EXCEPT
(A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT; OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION AND QUALIFICATION
REQUIREMENTS UNDER APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO WHICH LITOPTIONS.COM, INC. MAY, UPON REQUEST, REQUIRE AN OPINION OF COUNSEL FOR THE HOLDER IN FORM AND SUBSTANCE SATISFACTORY TO LITOPTIONS.COM, INC. THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

          c. The Company agrees that for so long as the Company holds any Securities issued to it pursuant to this Agreement and is otherwise permitted under the terms and conditions of this Agreement, if the Company receives a bona fide offer from a third party to purchase any of the Securities held by the Company, then the Company will promptly give the Client written notice of the terms and conditions of such offer, including information regarding the amount of shares proposed to be transferred, the proposed transfer price, the proposed transferee and any other material terms of the offer (the "First Notice"). The Client shall notify the Company in writing within forty-five (45) days of receipt of the First Notice whether or not it will agree to purchase all or a portion of the Common Stock at the same price and upon the same terms and conditions as contained in the First Notice. If the Client does not exercise the option to purchase all or a portion of the Common Stock offered by the Company at the price set forth in the First Notice then the Company shall be entitled for a period of sixty (60) days beginning on the earlier of (x) the third day after the last day for giving notice of exercise by the Client or (y) the date that the Company shall have received written notice from the Client that the Client does not intend to exercise the option granted pursuant to the First Notice, to enter into a definitive agreement with such third party to transfer the remaining Securities held by the Company on the same terms and conditions contained in the First Notice. If the Client does not exercise its option to purchase all of the Common Stock on the terms and at the price set forth in the First Notice, and the Company shall not have transferred all of its Common Stock for any reason before the expiration of the sixty (60) day period described above following the First Notice, then the Client may not transfer any Securities unless all of the provisions of this
Section  7(c)  are  again  complied  with.

          d. The Company agrees to comply in all respects with the provisions of this Section 7. Prior to any proposed sale, assignment, transfer or pledge of any Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Client of such holder's intention to effect such transfer, sale, assignment or pledge and no holder shall be permitted to transfer, sell, assign or pledge any Securities unless the proposed transferee provides written confirmation to the Client stating such transferee agrees to be bound by this Section 7. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense and at the reasonable discretion of the Client, an unqualified written opinion of legal counsel whose legal opinion shall be reasonably satisfactory to the Client, and addressed to the Client, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act or registration or qualification under state securities laws in reliance upon Applicable Securities Exemptions. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 7(b) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Client such legend is not required in order to establish compliance with any provision of the Securities Act.

          e. The Company is being issued the Securities under this Section 7 which shall vest according to the following vesting schedule:

     (i) 54,035 shares of the Securities upon the Effective Date of this Agreement.

     (ii) 54,035 shares of the Securities upon the Client's acceptance and approval of the completed Functional Specification and the Final Business Plan, such acceptance and approval to be given in accordance with Section 6(a) of this Agreement.

     (iii) 54,035 shares of the Securities upon the Client's Final Acceptance, such Final Acceptance to be given in accordance with Section 6(a) of this Agreement.

The Company shall deliver a share certificate representing the Securities described in paragraph (i) above within five (5) days after the date of this Agreement. The Securities described in paragraphs (ii) and (iii) above shall be placed in escrow pursuant to the terms of the Escrow Agreement attached hereto as Schedule D and the Stock Assignment attached hereto as Schedule E, which Escrow Agreement shall provide that the Securities shall be released from escrow as they vest, subject to the terms and conditions of the Escrow Agreement and Stock Assignment. Notwithstanding the foregoing, if this Agreement is terminated for any reason prior to the vesting of the Securities described in paragraphs (ii) and (iii) above other than a termination by the Client pursuant to Section 2(b)(iii), then such Securities shall vest, and shall be released from escrow, on the effective date of termination. If this Agreement is terminated by the Client pursuant to Section 2(b)(iii) prior to the vesting of any of the Securities described in paragraphs (ii) and (iii) above, then such unvested Securities will not vest and the Client will have the right to exercise its rights under the Escrow Agreement.

     8.     Additional  Compensation.
            ------------------------

          a. As further compensation for the Services to be rendered by the Company hereunder, the Client shall pay to the Company, in five (5) installments during the Term, a fee of $150,000.00 as follows (the "Fees):

     (i)     $25,000.00  upon  the  Effective  Date  of  this  Agreement.

     (ii) $25,000.00 upon the Client's acceptance and approval of the completed Functional Specification and the Final Business Plan, such acceptance and approval to be given in accordance with Section 6(a) of this Agreement.

     (iii) $25,000.00 upon the earlier of September 15, 2000 or Final Acceptance given by the Client to the Company, such Final Acceptance to be effected in accordance with Section 6(a) of this Agreement.

     (iv)     $50,000.00  on  December  15,  2000.

     (v)     The  final  $25,000.00  on  the  March  16,  2001.

          b. Late Payment; Interest. Without limiting its rights and remedies, the Company shall have the right to suspend or terminate all or any of the Services if payment is not received on Fees past due in accordance with
Section 8(a) hereof which are not the subject of a good faith dispute provided that the Company provides the Client at least ten (10) business days notice of the Company's intent to exercise its rights under this Section 8(b) (the "Late Fees"). Any Late Fees will bear interest at the rate of 1.5% per month (19.56% per annum) from the due date for payment until the date of payment in full. The Client will be responsible for all interest, assessments and penalties imposed on the Company as a result of the Client failing to pay any Fees due in accordance with Section (a) hereof and not subject of a good faith dispute.

          c. No Set-off. The Client will have no right to set-off or deduct any amount from any Fees.

          d. Taxes. The Client will pay or reimburse the Company for all sales, use, transfer, privilege, excise and all other taxes and all duties, whether international, national, state or local, however designated, which are levied or imposed by reason of the performance of the Services under this Agreement, excluding, however, income taxes on profits which may be levied against Company.

          e. No Expenses. The Client is under no obligation to reimburse or pay the Company for any expenses incurred in performing the Services under this Agreement unless the Company first obtains prior written approval for reimbursement or payment of said expenses from the Client.

     9.     Rights  and  Licenses  in  Intellectual  Property.
            -------------------------------------------------

          a. Third Party Materials. The Company agrees that it shall not include in any Deliverable any computer programs or other content or material owned by third parties ("Third Party Materials") without documentation satisfactory to the Client evidencing the Company's rights with respect to such Third Party Materials. All licenses to Third Party Materials obtained by the Company shall be without restriction, in writing and at no cost to the Client.

     b.     Ownership  and  Transfer  of  Intellectual  Property.
            ----------------------------------------------------

          (i) Except for any Pre-existing Materials and/or Third Party Materials incorporated into any Deliverable, all right, title and interest in and to any Intellectual Property produced, developed, designed, delivered, created or contributed by the Company to the Client in connection with the provision of any Services under the terms of this Agreement shall be the exclusive property of the Client so long as the Client has made all required payments under this Agreement in accordance with Section 8.

     (ii) "Intellectual Property" includes, without limitation, all HTML and/or Java programming/formatting code and files, any server or other source code developed by the Company in connection with the performance of its Services hereunder, graphics files, animation files, data files, technology, scripting and programming, all documentation (in printed and electronic format), ideas, innovations (whether patentable or not), concepts, computer software, interfaces, designs, text, plans and other copyrightable material that are created or developed by the Company and delivered to the Client in accordance with the terms and conditions of this Agreement or any derivative work thereof.

               (iii) Transfer of Title. Company retains all right, title and interest in and to all Deliverables to be provided to the Client under this Agreement until Company has received full payment of all amounts owing to it with respect thereto. Upon receipt of full payment for each Deliverable, but subject to Section 9(b)(iv), Company will, and hereby does, transfer to the Client all of its right, title and interest in and to that Deliverable, including: all of its rights of copyright arising in respect of that Deliverable throughout the world; the right to sue for past infringement thereof; and all other rights therein of every kind now or hereafter known or recognized, including the right to use for any purpose the ideas, concepts, know-how, techniques and computer software technology used in the development of that Deliverable, but excluding any right, title or interest in any Confidential Information and any Pre-existing Materials.

               (iv) Residuals. Notwithstanding any other provision of this Agreement, Company shall be free to use for any purpose the Residuals resulting from access to or work with the Deliverables, the Client Website and the Website Specifications. The Company will have no obligation to limit or restrict the assignment of any of its personnel or to pay royalties for any work resulting from the use of such Residuals. The Client acknowledges and agrees that the Company is in the business of designing and hosting websites and that, as such, nothing in this Agreement will limit or prevent Company from entering into similar agreements as this Agreement or from designing, developing or maintaining products or from providing any services that are similar to or that are competitive with the Website Specifications, the Client Website or any Services or Deliverables. This Section 9(b) does not: (a) grant any license under any copyrights or patents of the Client; or (b) effect the nondisclosure requirements of either party under Section 10 of this Agreement.

          (v) The Company agrees that except for any Third Party Materials, the Deliverables shall be works made for hire. If any part of the Deliverables cannot be considered a work made for hire, then and in such event, the Company hereby assigns, except as noted at the beginning of this sentence and except for the Company's rights under Section 9(b)(iv) above, all right, title and interest in and to the Deliverables to the Client and further agrees to execute such documents as the Client may reasonably request to evidence the Company's ownership of all works pursuant hereto. If the Company subcontracts any work from independent contractors, the Company will obtain a similar written assignment to the Client of all rights in any copyrights and other proprietary rights in all work those parties contribute to the Services created and performed pursuant to this Agreement.

          c. License to the Client Content. Client hereby grants to the Company a limited, non-exclusive, non-transferable royalty-free license to use the Client Content for the Term of this Agreement solely for the purpose of designing and developing the Client Website, Database and any other Deliverables pursuant to this Agreement. The Company will comply with the terms and conditions of any clearances and licenses of the Client Content of which the Company is informed by the Client. The Company may make copies of the Client Content only as necessary to perform its obligations under this Agreement, and the Client retains all rights not expressly conveyed to the Company hereunder.

     d. License to the Pre-existing Materials. Company hereby grants to the Client a limited, non-exclusive, non-transferable, royalty-free license to use the Pre-existing Materials for the Term of this Agreement to the extent that such Pre-existing Materials are incorporated into the Client Website, Database and any other Deliverables, as well as the Host Site pursuant to this Agreement. Company reserves for itself all rights in and to the Pre-existing Materials not expressly granted to the Client in the immediately foregoing sentence. In no event will the Client use any trademarks or other marks of Company without the written consent of Company. Except for any transfer pursuant to Section 2(d) hereof, the transfer or attempted transfer of the Client Website to any host server other than the Host Site will automatically terminate the foregoing license.

     e. Servicemark Notice. The Company will cause the following servicemark notice (or any other notice as the Client directs) to be displayed on the home page of the Client Website: "Servicemark sm 2000. LitOptions.com, Inc. All Rights Reserved."

     10.     Confidentiality.
             ---------------

          a. During the Term, one party may receive or have access to confidential information of the other party, including the operations, plans, software, technical processes and formulas, source codes, product designs, sales, costs and financial information, advertising revenues, relationships, projections, marketing data, advertising relationships and usage rates (collectively, the "Confidential Information"). Such Confidential Information includes Trade Secrets of the parties and any verbal, written, electronic or other communications, but does not include information which at the time of disclosure is in the public domain.

          b. Each party will hold all Confidential Information of the other received by it or to which it has access in confidence and will not use any such Confidential Information for any purpose, disclose any such Confidential Information to any third party, reproduce any such Confidential Information or retain any such Confidential Information or copies thereof in any form or medium, all without the express prior written consent of the other party, unless and until such Confidential Information (i) has become public knowledge through legal means without fault by the disclosing party, or (ii) is already public knowledge prior to the Effective Date of this Agreement.

          c. Each party acknowledges and agrees that the other party's Confidential Information constitutes valuable proprietary property of and that the other party will suffer irreparable harm if unauthorised third parties access or use the Confidential Information or if either party or its employees access or use the Confidential Information of the other party in violation of this Agreement.

          d. Each party agrees that if any of the Confidential Information is disclosed or used in breach of this Agreement, then the nondisclosing party will have, in addition to any other remedies available, the right to injunctive relief (including interlocutory injunctive relief) enjoining such action and the disclosing party agrees that remedies other than injunctive relief are inadequate to protect the nondisclosing party's rights.

     11.     The  Client  Responsibilities.
             -----------------------------

          a. In connection with the performance of Services by the Company, the Client will: (i) designate one representative of the Client as a project manager for each project comprising the Services, who will be the Company's primary point of contact for all questions and issues relating to such project;
(ii) provide such information and data of the Client as is reasonably necessary to enable the Company to perform its obligations hereunder; and (iii) perform such other duties and tasks as may be specifically identified in any Schedule as the obligations of the Client.

          b. The Client acknowledges and agrees that the Company will have no liability for any failure to perform its obligations under this Agreement in a timely manner to the extent such failure was caused by the Client not performing its obligations under this Agreement.

     12. The Company's Responsibilities. In connection with providing the Services, the Company will: (a) designate one representative of the Company as a project manager for each project comprising the Services, who will be the Client's primary point of contact for all questions and issues relating to such project; and (b) once every two (2) weeks during the course of this Agreement, provide the Client with a written report briefly describing the status of the Services.

     13.     The  Client's  Representations  and  Warranties.
             -----------------------------------------------

          a. Intellectual Property. The Client represents and warrants that: (i) the Client owns all Client Content or otherwise has the right to place the Client Content on the Client Website; the Client has obtained authorization for hypertext links from the Client Website to other third party websites, as necessary; (iii) the use, reproduction, distribution, support and/or maintenance of the Client Content as contemplated herein by the Client does not and will not constitute infringement of the Intellectual Property Rights or any other proprietary rights of any other party; (iv) the Client Content provided by the Client does not and will not contain any libelous or defamatory statements and will not constitute a breach of any rights of privacy or publication of any other party and will not contravene the laws or regulations of any jurisdiction; and (v) the electronic version of the Client Content provided by the Client will be free of any computer viruses, worms or other such electronic devices that may cause the failure of computer hardware and software, at the time of delivery to Company.

          b. Authority. The Client further represents and warrants that it has full power and authority to enter into this Agreement and to fulfill its obligations hereunder.

          c. Securities. The Client represents and warrants to the Company that (i) the Client is relying on Section 4(2) of the Securities Act in connection with the issuance of the Securities to the Company hereunder, and
(ii) upon issuance to the Company, the Securities will be fully paid and non-assessable and will be free and clear of any lien, claim, charge, encumbrance or security interest arising by or through the Client, except for the escrow and stock assignment provisions with respect thereto contained in this Agreement.

     14     The  Company's  Representations  and  Warranties.
            ------------------------------------------------

          a. Technology. The Company represents and warrants that in performing the Services it will utilize technology consistent with the prevailing standards exercised by nationally recognized website development, website hosting and website consulting firms. The Company further represents and warrants that: (i) the Website Development Services and Database Services shall conform substantially with the relevant and referenced terms and schedules of this Agreement; (ii) the Company will be the sole creator of the Client Website and Database, except for those graphics, data and other components supplied to the Company by the Client or Third Party Materials supplied in accordance with Section 9(a) above or supplied by any subcontractor engaged in accordance with Section 6(d) hereof; (iii) the Company's contributions to the Client Website or the Database and the Company's activities in developing and maintaining the Client Website and Database shall not infringe or violate any third party's Intellectual Property Rights; and (iv) the Company shall use reasonable commercial efforts to ensure that the Client Website shall be accessible on a continuous, unlimited basis.

          b. Compliance with Laws. The Company represents and warrants that it will comply with all applicable laws, ordinances, rules and regulations (federal, state, local or agency) of the United States of America affecting the Services contemplated by this Agreement, including but not limited to, special regulations regarding the Internet and World Wide Web as may be promulgated from time to time. The Company further represents and warrants that it will utilize the highest professional standards in the industry, including the highest level of encryption used in the Company's field to prevent piracy or other misappropriation of the Deliverables and Content.

          c.     The  Securities.
                 ---------------

               (i) The Securities will be acquired for investment for the Company's own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.

               (ii) The Company can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Company also represents it has not been organized solely for the purpose of acquiring the Securities. The Company has had an opportunity to discuss the Client's business, management and financial affairs with the Client's management and an opportunity to review the Client's facilities. The Company understands that such discussions, as well as the written information issued by the Client, were intended to describe the aspects of the Client's business and prospects which it believes to be material but not necessarily a thorough or exhaustive description.

               (iii) The Company understands that the Securities are characterized as "restricted securities" under federal securities laws inasmuch as they are being acquired from the Client in a transaction not involving a public offering and have not been registered under the Securities Act or registered or qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act, except in certain limited circumstances. In this regard, the Company represents that it is familiar with and understands the resale limitations imposed by the Securities Act.

               (iv) The Company and its advisors have had a reasonable opportunity to ask questions of and to receive answers from the Client in connection with the acquisition of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, that the Company deems necessary and the books and records of the Client were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Company during reasonable business hours at its regular place of business and all documents, records and books in connection with the acquisition of the Securities hereunder have been made available for inspection by the Client and its advisors. The
Company is not acquiring the Securities as a result of any advertisement or public solicitation on behalf of the Client.

               (v) No finder, broker, agent, financial advisor or other intermediary acted on behalf of the Company in connection with the offering of the Securities or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby and the Company agrees to indemnify and to hold the Client harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm and the costs and expenses of defending against such liability or asserted liability, for which the Company or any of its employees or representatives, are responsible.

               (vi) All agreements, representations and warranties contained herein or made in writing by the Company in connection with the Securities shall survive the execution and delivery of this Agreement.

               (vii) The Company represents that it is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement. The Company acknowledges and understands that the Client is a "start-up" with no operations or revenues, and the Company's acquisition of the Securities constitutes a highly speculative investment. The Company can bear the risk of the loss of the Company's entire investment in the Client.

          d. Authority. The Company further represents and warrants that it has full power and authority to enter into this Agreement and to fulfill its obligations hereunder.

          e. Disclaimer; Limitation of Warranties. Except for the limited warranties set forth in Section 6(b) and this Section 14(e), the Company makes, and the Client receives, no other representations, warranties or conditions hereunder. Company hereby expressly disclaims all other warranties and conditions, express or implied, including warranties of merchantability and fitness for a particular purposes. Without limiting the generality of the foregoing, Company makes no representation, warranty or condition that: (i) upon Final Acceptance of a Deliverable pursuant to Section 6(a), that such Deliverable will meet the requirements of the Client; (ii) the Deliverables will be interoperable with other hardware or software used by the Client; (iii) access to the Client Website will be uninterrupted, timely, secure or error-free, and (iv) any material downloaded or otherwise obtained through the use of the Client Website will not cause damage to any user's computer system. The Company will not be deemed to have breached any representation, warranty or condition set forth in this Section 14 to the extent that: (i) the Client or its agents modify the Client Website themselves in any manner without the Company's assistance; (ii) the Client fails to follow the instructions of the Company with respect to the use and operation of the Client Website or the

Client uses the Client Website in a manner not contemplated by the parties, as determined by the Final Business Plan; (iii) the Client Website incorporates unauthorized Third Party Materials, through framing or otherwise, at no fault of the Company; or (iv) if the Client is not receiving Maintenance Services for any reason (including the termination or expiration of this Agreement), the Client fails to incorporate any fix, patch, upgrade, update or other enhancement to the Client Website or any Deliverable if the breach of this warranty could have been avoided by the incorporation thereof.

     15. Limitation of Liability. EACH PARTY'S LIABILITY FOR ANY REASON WHATSOEVER ARISING UNDER OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE FORM OF THE CAUSE OF ACTION, WHETHER IN CONTRACT, STATUTE OR TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), OR OTHERWISE, SHALL IN NO EVENT (WITH THE EXCEPTION OF AN ACTION FOR INDEMNIFICATION BROUGHT PURSUANT TO SECTION 16 HEREUNDER) EXCEED IN THE AGGREGATE AN AMOUNT EQUIVALENT TO (I) IN THE CASE OF THE COMPANY, THE AMOUNTS ACTUALLY RECEIVED BY THE COMPANY UNDER SECTION 8 HEREOF, OR (II) IN THE CASE OF THE CLIENT, THE AMOUNTS PAID AND PAYABLE TO THE COMPANY BY THE CLIENT UNDER SECTION 8 HEREOF. NEITHER PARTY WILL BE LIABLE FOR ANY CLAIM OR DEMAND AGAINST THE OTHER, ITS OFFICERS, DIRECTORS, PARTNERS, PRINCIPALS, EMPLOYEES, AGENTS OR REPRESENTATIVES BY ANY THIRD PARTY (EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 13 AND 14 ) NOR FOR ANY AMOUNTS REPRESENTING LOSS OF PROFIT, LOSS OF
BUSINESS  OR  SPECIAL,  INDIRECT,  INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES
EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL THE VALUE OF THE SECURITIES, WHETHER PRESENT, PAST OR FUTURE, BE TAKEN INTO ACCOUNT WHEN CALCULATING THE LIABILITY AMOUNT OF EITHER PARTY HEREUNDER. THE LIMITATIONS SET FORTH IN THIS SECTION 15 APPLY TO ALL CAUSES OF ACTION IN AGGREGATE.

     16.     Indemnification.
             ---------------

          a. Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless the Client, its affiliates and subsidiaries and their respective agents, officers and employees of and from any and all liability, expenses (including reasonable defense costs and reasonable legal fees) and claims for damages arising out of or related to (i) any loss or damage arising as a result of a breach by the Company of its representation and warranty under Section 14(a)(iii), and (ii) any loss, cost, damage or injury, including death, of any person or damage to property of any kind resulting from any negligence or willful misconduct of the Company or its employees, agents, independent contractors or subcontractors while the Company is engaged in the performance of this Agreement and the Services to be provided hereunder, provided, however, that if there is also fault on the part of the Client or its affiliates or subsidiaries or their respective agents, officers or employees in connection with the matter in which indemnification is sought, then such indemnification shall be on a comparative fault basis.

          b. Indemnification by the Client. The Client agrees to indemnify, defend and hold harmless the Company and any subcontractor and their respective agents, partners, principals, members, officers and employees from and against any and all liability, expenses including reasonable defense costs and reasonable legal fees and claims for damages arising out of or relating to (i) any loss or damage arising as a result of a breach by the Client of its representations and warranties under Section 13(a), and (ii) any loss, cost, damage or injury, including death, of any person or damage to property of any kind resulting from any negligence or willful misconduct of the Client while the Company is engaged in the performance of this Agreement and the Services to be provided hereunder, provided, however, that if there is also fault on the part of the Company or its affiliates or subsidiaries or their respective agents, officers or employees in connection with the matter in which indemnification is sought, then such indemnification shall be on a comparative fault basis.

     c. Third Party Claims. As a condition to the foregoing indemnity obligations, the indemnified party shall provide the indemnifying party with prompt notice of any claim for which indemnification shall be sought hereunder and shall cooperate in all reasonable respects with the indemnifying party in connection with any such claim. The indemnifying party shall be entitled to control the handling of any such claim and to defend or settle any such claim, in its sole discretion, with counsel of its own choosing.

     d. Exclusive Provision. The indemnities set forth in this Section 16 are the sole and exclusive remedies of the parties with respect to the indemnified matters and are solely for the benefit of the parties hereto and are not intended to create or grant any rights, contractual or otherwise, to any other person or entity.

     e. Limitation Period. No action, regardless of form, with respect to this Agreement may be brought by either party more than one (1) year after the cause of action has accrued.

     17.     Relationship  of  the  Parties.
             ------------------------------

               a. The relationship of the parties is that of independent contractors. Nothing in this Agreement will be construed as placing the parties in a relationship as employer and employee, principal and agent, partners or joint venturers. Neither party will have the authority to enter into legally binding obligations on behalf of the other party without the other party's prior express written consent. Neither party shall act or represent itself, directly or by implication, as an agent of the other or in any manner assume or create any obligation on behalf of, or in the name of the other. All employees of the Company shall, where required by law, be covered under the Company's Worker's Compensation and Employer's Liability Insurance which shall be maintained by the Company in the statutory limits which are presently in effect or which may be in effect in the State of California or in any jurisdiction where such insurance is required to be obtained by the Company.

          b. THE COMPANY ACKNOWLEDGES AND AGREES THAT NEITHER THE COMPANY NOR ANY OF ITS EMPLOYEES ARE ENTITLED TO WORKER'S COMPENSATION OR UNEMPLOYMENT INSURANCE BENEFITS FROM THE CLIENT AND MAY RECEIVE SUCH COVERAGE ONLY IF PROVIDED BY THE COMPANY OR SOME ENTITY OTHER THAN THE CLIENT. FURTHER, THE COMPANY IS OBLIGATED TO PAY FEDERAL AND STATE INCOME TAX ON ANY MONEYS PAID TO THE COMPANY PURSUANT TO THIS AGREEMENT.

     18. No Fringe Benefits. As an independent contractor, the Company shall not be entitled to receive any fringe benefits provided to employees of the Client including, without limitation, sick leave, overtime pay, paid vacations or participation in any qualified retirement or similar programs of the Client.


     19. Force Majeure. Except for the payment of money by the Client, if the performance of any part of this Agreement by either party is prevented, hindered, delayed or otherwise made impracticable by reason of any flood, riot, fire, judicial or governmental action, labour disputes, act of God, communication lines failures or any other causes beyond the reasonable control of either party, then that party will be excused from such to the extent that it is prevented, hindered or delayed by such causes.

     20. Notices. Any notice permitted or required under the Agreement must be in writing. Any such notice will be deemed delivered: (a) on the day of delivery in person; (b) one day after deposit with an overnight courier, fully prepaid; (c) on the date sent by facsimile transmission; or (d) on the date sent by e-mail, if confirmed by first-class mail, properly posted, or by facsimile transmission; to the address or fax number to the parties at the following addresses:

     To  LitOptions.com,  Inc.:

     LitOptions.com,  Inc.
     1627  North  Sierra  Bonita
     Hollywood,  California  90046

     Fax  No.:  __________
     Attention:  Kenneth  Scott

     To  VitrualSellers.com,  Inc.:

     Sullivan  Park  LLC
     1001  East  First  Street,  Suite  13
     Los  Angeles,  California  90012

     Fax  No.  __________
     Attention:  Edward  Sharpless

     21.     Dispute  Resolution.
             -------------------

          a. Arbitration. The parties hereto agree that any dispute or controversy arising out of or relating to this Agreement, which cannot be resolved by negotiation, shall be submitted to and decided by arbitration in accordance with the rule of the American Arbitration Association (the "Association"). If the parties are unable to agree upon a single arbitrator, the arbitrator shall be a single independent arbitrator selected by the Association. Each party reserves the right to disqualify any individual arbitrator who shall be employed by or affiliated with a competing organization of the objecting party. Arbitration shall take place in Los Angeles, California, or any other location mutually agreeable to the parties. Judgment upon reward rendered by the arbitrator may be entered in any Court in Los Angeles, California having jurisdiction over the dispute. It is agreed between the parties hereto that the award may be reviewable by the courts of this jurisdiction if the arbitrator, in the opinion of any party hereto, has failed to observe rules and laws of the State of California. All fees and expenses of the arbitrator shall be borne by the losing party. Both parties may seek injunctive relief under this Agreement notwithstanding this provision.

          b. Injunctive Relief. Notwithstanding the foregoing, each party agrees that if the other party or anyone acting on the other party's behalf threatens or attempts to or does violate Sections 9 or 10 of this Agreement, then in any suit or proceeding that may be commenced by the non-violating party in a court of competent jurisdiction, its successors or assigns, for or with respect to such threatened, attempted or actual violation, an order may be obtained enjoining the violating party and/or any other person, persons or entities acting in concert with the violating party from violating any such restriction. Such a restraining order may be obtained pending determination of the litigation as well as upon final determination thereof, and request for such restraining order shall be without prejudice to any other right or remedy available to the non-violating party by reason of such threatened, attempted or actual violation of any such contractual restriction. The violation of Sections 9 or 10 of this Agreement would cause irreparable injury to the non-violating party and monetary damages in and of itself would not afford adequate relief.

     22. Governing Law and Attornment. This Agreement will in all respects be governed exclusively by and construed in accordance with the laws of the State of California and will be treated in all respects as a California contract. This Section will not be construed to affect the rights of a party to enforce a judgment or award outside California, including the right to record and enforce a judgment or award in any other jurisdiction. The parties hereby irrevocably attorn to the jurisdiction of the courts of the State of California, which will have sole, exclusive and original jurisdiction over any dispute with respect to this Agreement.

     23. Binding Nature of Agreement; Assignment. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns. Except as set forth in Section 6(d) above, this Agreement shall not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the Client may assign this Agreement to any purchaser of the Client or any entity into which the Client transfers the assets and properties constituting its on-line literary subrights marketplace, so long as the Client provides the Company (i) written notice of such assignment at least five business days prior to the effective date of such assignment; and (ii) documentary evidence of the intended assignee's assumption of the Client's obligations under this Agreement which documentation shall include a covenant by the Client in favour of the Company that the Client will guarantee the payment of all Fees owing under this Agreement on and after the effective date of this assignment. No assignment of this Agreement shall release the Client from its obligations under Sections 10, 13 and 16.

     24. Waiver. The failure of any party to insist upon strict performance of any of the terms or conditions herein, irrespective of the length of time for which such failure shall continue, shall not be a waiver of that party's right to demand strict compliance in the future. The parties may at any time and from time to time waive in whole or in part the benefit to it of any provision in this Agreement or any default by the other party, but any waiver on any occasion will be deemed not to be a waiver of that provision thereafter or of any subsequent default or a waiver of any other provision or default. No waiver or consent shall be effective unless in writing and signed by the party against whom such waiver or consent is asserted.

     25. Headings and Division. The headings preceding the text of the paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. The use herein of the singular number shall be deemed to include the plural and vice versa, and the use hereof of the masculine shall be deemed to mean the feminine or neuter and vice versa, whenever the sense of this Agreement so requires.

     26. Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States funds.

     27. Severability. If any term or provision of this Agreement, or the application thereof shall for any reason and to any extent be invalid or unenforceable, then the remaining provisions of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, but rather shall continue in full force and effect. The parties will in good faith negotiate a mutually acceptable and enforceable substitute for the unenforceable provision, which substitute will be as consistent as possible with the original intent of the parties.

     28. Conflict. If there is any conflict with or inconsistency between this Agreement and the provisions of any Schedule hereto, then the provisions of this Agreement will prevail, unless it is expressly stated herein that a particular term of a Schedule will have precedence over an expressly identified term in this Agreement.

     29. Amendment. Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

     30. Survival. The provisions of Sections 1, 2(c), 2(d), 7(b), 9(b)(iv), 9(c), 9(d), 10, 13(a), 14(e), 15, 16, 20, 21, 24, 25, 27, 28, 30, 31,
33  and  34  shall  survive  the  expiration  or  termination of this Agreement.

     31. No Third Party Rights. Nothing contained in this Agreement shall or is intended to create or shall be construed to create any right in or any duty or obligation by either party to any third party. There are no third party beneficiaries of this Agreement.

     32. Independent Legal Advice. The Client acknowledges and agrees that the Company has given it the opportunity to seek, and has recommended that the Client obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Client hereby represents and warrants to the Company that it has sought independent legal advice or waives such advice.

     33. Advertising. Each party shall have the right only to reference the name of the other in any advertising, sales promotion or publicity matter without the need to obtain the prior written consent of the other party. Notwithstanding the foregoing, the Company may place proprietary notices of the Company on the Client Website, including Company attribution and a hypertext link to its website located at the Uniform Resource Locator "www.sullivanpark.com," (the "Link") and to change or update such notices from time to time upon notice to the Client. The look and feel of the proprietary notices and the size and placement of the Link shall be mutually agreed to by the parties in good faith.

     34. Merger; Entire Agreement. The provisions of this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, proposals and agreements, whether oral or written, with respect to the subject matter hereof and there is no representation, warranty, term or condition, express or implied, relating to the subject matter hereof, except as specifically set forth herein.

     35. Counterparts. This Agreement may be executed in one or more counterparts, each of which, when so executed, will be deemed to be an original copy hereof, and all such counterparts together shall constitute but one single agreement; provided, however, this Agreement will be of no force or effect until executed by both parties. Each party may deliver a counterpart signature page by facsimile transmission.

     36. Authority. The Company and the Client each confirm that it has read this Agreement, understands it and agrees to be bound by its terms and conditions.

     37. THE TRANSFER OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE TRANSFER OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY
SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE TRANSFER IS SO EXEMPT.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above written.

                                   LITOPTIONS.COM,  INC.


                                   /s/ signed
                                   David  Lipper
                                   President
                                   June  __,  2000

                                   SULLIVAN  PARK,  LLC


                                   /s/ signed
                                   Edward  Sharpless
                                   President
                                   June  __,  2000

                                   VIRTUAL  SELLERS.COM,  INC.


                                   /s/ signed
                                   Dennis  Sinclair
                                   Chief  Executive  Officer
                                   June  __,  2000


SCHEDULE  A
WEBSITE  DEVELOPMENT,  DATABASE,
MAINTENANCE,  AND  HOSTING  SERVICES



DELIVERABLE                           DUE DATE
                                   ---------------
Functional Specification. . . . .  July 7, 2000
---------------------------------  ---------------
Business Plan Revision. . . . . .  July 13, 2000
---------------------------------  ---------------
Technical Specification . . . . .  July 21, 2000
---------------------------------  ---------------
Final Specification . . . . . . .  July 28, 2000
---------------------------------  ---------------
Final Business Plan . . . . . . .  July 28, 2000
                                   ---------------
Beta Client Website (Soft Launch)  August 11, 2000
---------------------------------  ---------------
Final Client Website. . . . . . .  August 25, 2000
---------------------------------  ---------------

Contents of Deliverables. The Deliverables will include all Software, Content (excluding Client Content), developer and user documentation and other materials necessary to: (1) enable the Client to operate the Client Website in accordance with the Specification; (2) ensure that the Client Website is transferred to the Host Site and is functional on the Host Site in a live environment; and (3) secure delivery of initial version and revisions to content.

Delivery of Soft Launch. Upon completion of the first comprehensive version of the Client Website based on the Specifications (the "Beta Client Website"), prior to launching on the Internet Soft Launch of the Client Website, Company will provide the Client with access thereto for the purposes of review and approval of the Content in accordance with Section 6 hereof.

Revisions to Content If, upon its review, the Client determines that it would like revisions to the Content, then the Client will work directly with Company in accordance with Section 6 hereof to specify the proposed revisions in reasonable detail so as to enable Company to complete same. If the scope of revisions to the Content requested by the Client is outside the Specification in Attachment 1, then Company may require additional fees for the provision of such additional services at a rate reasonably determined by Company.

A.          WEBSITE  DEVELOPMENT  SERVICES
            ------------------------------

Website Specification. The Website Specification ("Specification"), as approved by both Company and the Client, will be attached as Attachment 1 to this Schedule on the date specified in Section 6(a). The Specification will include, but not be limited to, the following documents as commonly referenced in the Internet services industry: (1) Functional Specification; (2) Technical Specification; (3) project summary; (4) project timeline; and (5) the total development fees for the Specifications (the "Budget").

Development. Company will develop the Client Website in accordance with the Specification. Notwithstanding the foregoing, the Specification will identify the portion of Development to be accomplished under the terms of this Agreement.

Client Content. The Client will be responsible for providing to Company all Client Content for the Client Website which cannot otherwise be obtained by Company in its ordinary course of business development. The Client will deliver the Client Content to Company in the electronic file format specified by and accessible to Company, or as otherwise specified in the Specification.

Additional Content. The Company will work with Client to obtain, develop or create Content necessary for the successful execution of the Specification.

Change Order. If, after the commencement of the Website Development Services and following the Client's approval and acceptance of the Final Specification in accordance with Section 6(a) hereof, and whether or not part of its review of the Soft Launch, the Client wishes to make a material change to the Specification, or any change to the Client Website or the Content that results in a material change to or deviation from the Specification, each as determined by Company, acting reasonably, then the Client will submit to Company a written change order (the "Change Order") containing a description of the proposed revisions in detail, and a request for a price quote for the revisions. Such Change Order will be reviewed by the Company, and within five (5) days of receipt of the Change Order, the Company will communicate any additional fees, if any, required to effectuate the Change Order, at which time the Client will have an additional five (5) days to communicate to the Company whether to proceed with the Change Order or not, such additional services if approved then falling under the acceptance and approval provisions of Section 6(a) of this Agreement.

B.          DATABASE  SERVICES
            ------------------

Data Generation. The Company will manually search for original data that is not available or known to either Company or Client.

Data Aggregation. The Company will source, contact and execute data sharing agreements with third party vendors that may include, by way of example but not limitation: book publishers, magazine publishers, relevant industry trade organizations, law firms, talent agencies, talent management concerns, and various writer-related guilds.

Data Entry. The Company will automatically or manually enter data collected from "aggregation" and "generation" processes into Client's proprietary database key fields.

Data Cleansing and Sorting. The Company will continually ensure the quality and accuracy of aggregated and generated data sets. Additionally, the Company understands that the Client may request with good reason the need to sort this data into various configurations, and the such requested sorting will be done by

Company  to  the  extent  such  request  is  reasonable.

Data Sales. The Company recognizes that the data being compiled for Client's database carries a sales value. Such data therefore may need to be "sorted" by Company and be prepared for third-party sales.

Data Maintenance. The Company will "cleanse" data included in the Client Website Database on a periodic maintenance schedule in order to assure integrity of Client's service and product offering

C.          MAINTENANCE  AND  HOSTING  SERVICES
            -----------------------------------

Scope. The Company will provide Maintenance Services as may be required to maintain and update the Client Website and individual components thereof, including the ongoing responsibility for uploading content to, and managing the content on the Client Website and including the specific maintenance services described Attachment 1 to this Schedule.

Exclusion. The Maintenance Services will not include the correction of any operability, functionality or compatibility errors or malfunctions related to the use of software on the Client Website, other than as Specification in Attachment 1 to this Schedule (such software referred to as "Other Software").

Commencement of Maintenance Services. Company will commence the provision of the Maintenance Services upon the Client's Final Acceptance in accordance with
Section 6 of the Agreement and will continue to provide the Maintenance Services from their commencement herewith throughout the Term of the Agreement.

Hosting Services. The Company will commence the provision of Hosting Services upon the Client's Final Acceptance in accordance with Section 6 of the Agreement and will continue to provide the Hosting Services from their commencement herewith throughout the Term of the Agreement. Up to 4000 MB of data may be transferred per month onto the Host Site. Each additional 1 MB of transfer will be billed separately at five (5) cents per MB.

                                   SCHEDULE B

                              LIST OF DOMAIN NAMES
            FOR DOMAIN NAME REGISTRATION(S) OR TRANSFER TO HOST SITE


A.     The  Client  Website:          www.litoptions.com
B.     Other  domain  names:

                                   SCHEDULE C

                          BUSINESS DEVELOPMENT SERVICES

In general, Company will oversee and advise the Client with respect to all business affairs, including but not limited to the following:

1. Due diligence analysis of specific industry, market, competition, future growth opportunities; and

2. Business plan development, review, and completion, including the following elements;

     Description  of  company
     Industry  analysis
     Marketing  analysis
     Operation  plan
     Creation  of  pro  forma  financial  statements
     Patent  documentation
     Identification of potential early and late stage exit strategies Preparation of business process and technology patent documentation, if applicable
     Initiation, discussion, negotiation and establishment of business or strategic partnerships or other beneficial relationships
     Introduction to potential funding institutions and individuals including, but not limited to venture capitalists, angel investors, investment banks, institutional and private investors

                                   SCHEDULE D

                                ESCROW AGREEMENT

                            JOINT ESCROW INSTRUCTIONS



Kenneth  Scott,  Treasurer
LitOptions.com,  Inc.
1627  North  Sierra  Bonita
Hollywood,  CA  90046

Dear  Sir:

     Reference is made to that certain Incubation Services Agreement dated as of June 16, 2000 (the "Agreement"), between LitOptions.com, a Delaware corporation (the "Client") and the undersigned holder of Securities of the Client thereunder (the "Company"). Unless otherwise defined herein or the context otherwise requires, the capitalized terms herein shall have the meanings ascribed to them in the Agreement.

You are hereby appointed as escrow agent ("Escrow Agent") for the Client and the Company. As Escrow Agent you are hereby authorized and directed to hold (i) the certificate or certificates evidencing the number of Securities from time to time owned by the Company and (ii) one or more undated Stock Assignments in substantially the form attached hereto as Exhibit E, duly signed by the Company in accordance with the following instructions:

1. In the event of your receipt of written notice from the Client and the Company you are hereby irrevocably authorized and directed to execute, effective as of that date one or more of the Stock Assignments Separate From Certificate duly signed by the Company and deposited concurrently herewith, and thereafter to deliver such Stock Assignments and the related Securities certificates as so directed.

2. The Company irrevocably authorizes the Client to deposit with you any certificates evidencing the Securities to be held by you hereunder and any additions and substitutions to such shares as a result of cash or stock dividends, stock splits and recapitalizations. The Company does hereby irrevocably constitute and appoint you as its attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any required filings with the Department of Corporations of the State of California.

3. (a) Pursuant to the distribution terms set forth in Section 7(e) of the Agreement, the Company may deliver to the Escrow Agent a written notice (a "Claim") requesting distribution to the Company of an amount of Securities pursuant to Section 7(e) of the Agreement in payment for the completion of certain Services and the delivery of certain Deliverables under the Agreement. The Company shall provide to the Escrow Agent, upon filing such Claim with the Escrow Agent, a delivery receipt or other appropriate proof of prior or contemporaneous delivery to the Client of a copy of such Claim (a "Claim

Delivery Notice"). If the Escrow Agent has not received a written objection from the Client to such Claim within five (5) business days following the date of the Escrow Agent's receipt of such Claim Delivery Notice, then within four
(4) business days after the expiration of such 5-day period, the Escrow Agent shall transfer the appropriate amount of Securities pursuant to Section 7(e) of the Agreement to the Company.

          (b) If the Client delivers to the Escrow Agent a timely written objection to any Claim, the Escrow Agent shall not distribute the Securities at issue as set forth in the Claim until the Escrow Agent shall have received either (i) written instructions signed on behalf of Company and the Client or
(ii) a final order of an arbitrator or court having jurisdiction of the matter. Upon receipt of any such written instructions or order, the Escrow Agent shall distribute such Securities in accordance therewith.

          (c) All releases of the appropriate amount of Securities placed in Escrow pursuant to Section 7(e) of the Agreement shall be made to the Company at the address set forth in Section 20 of the Agreement.

4. This escrow shall terminate upon the latest to occur of (1) upon disposition of all Securities held by you pursuant to terms and conditions of the Agreement, (2) written agreement to such effect by the Client and the Company, or (3) termination of the Agreement pursuant to Section 2 thereof.

5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to the Company under the terms of the Agreement, you shall deliver all of same to the Company and shall be discharged from all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of the Company while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, firm or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary to advise you properly in connection with your obligations hereunder, may rely upon the advice of such counsel and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Treasurer of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Client shall appoint any officer of the Client as successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities or other property or instrument held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of such securities or other property or instrument until such dispute shall have been settled either by mutual written agreement of the parties concerned or pursuant to Section 21 of the Agreement.

15. Any notice required or permitted hereunder shall be given in writing and shall be treated as effective upon receipt. Escrow Agent's address for notices shall be as set forth beneath his signature below.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of these Joint Escrow Instructions; you do not become a party to the Agreement.

17. All reasonable costs, fees, and disbursements incurred by you in connection with the performance of your duties hereunder shall be borne by the Client.

18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Very  truly  yours,

     LITOPTIONS.COM,  INC.


By__________________________________
David  Lipper
President


     THE  COMPANY


     ____________________________________
Dennis  Sinclair
Chief  Executive  Officer

ESCROW  AGENT:

By_________________________
    Kenneth  Scott
      Treasurer

Address:     LitOptions.com,  Inc.
             1627  North  Sierra  Bonita
             Hollywood,  CA  90046

                                   SCHEDULE E

                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned hereby transfers and assigns to the Treasurer of LitOptions.com, Inc. (the "Client") 108,070 shares of the common stock of the Client standing in the name of the undersigned on the records of the Client represented by Certificate(s) No. 6 and 7 and hereby irrevocably constitutes and appoints the Treasurer of the Client as attorney-in-fact to transfer the said shares on the books of the Client, with full power of substitution.

     THE  COMPANY


____________________________________
David  Lipper
President

DATED:  June  ___,  2000